Kellner Merger Fund

Class A	GAKAX
Institutional Class	GAKIX

Kellner Event Fund

Class A	KEFAX
Institutional Class	KEFIX

(each, a “Fund,” together, the “Funds”)

Each Fund is a series of Advisors Series Trust (the “Trust”).

PROSPECTUS

April 30, 2014, as supplemented on November 28, 2014

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

SUMMARY SECTION

KELLNER MERGER FUND

Investment Objective
The Kellner Merger Fund (the “Merger Fund”) seeks to achieve positive risk-adjusted returns with less volatility than in the equity markets.

Fees and Expenses of the Merger Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Merger Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Merger Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 27 of the Funds’ statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 46 of the Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short)	6.80%	6.79%
Interest Expense and Dividends on Securities Sold Short	1.25%	1.26%
Total Annual Fund Operating Expenses(1)	8.30%	8.04%
Less: Fee Waiver and Expense Reimbursement(2)	-5.29%	-5.27%
Net Annual Fund Operating Expenses	3.01%	2.77%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Merger Fund and does not include 0.01% of expenses that is attributed to annualized acquired fund fees and expenses (“AFFE”).

(2)
Kellner Management, L.P. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Merger Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.75% and 1.50% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least April 29, 2015, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Merger Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Merger Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Merger Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Merger Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$862	$2,405	$3,848	$7,060
Institutional Class	$280	$1,874	$3,373	$6,740

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

Portfolio Turnover
The Merger Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Merger Fund’s performance.  During the most recent fiscal period (from May 1, 2013 through December 31, 2013), the Merger Fund’s portfolio turnover rate was 143.51% of the average value of its portfolio.

Principal Investment Strategies of the Merger Fund
Under normal market conditions, the Merger Fund will invest at least 80% of its net assets in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”).  The types of equity securities in which the Merger Fund primarily invests include common stocks and preferred stocks of any size market capitalization.  The Merger Fund may invest without limitation in securities of foreign companies.

The Advisor’s investment technique, sometimes referred to as “merger arbitrage,” is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions.  In pursuing its strategy, the Advisor may employ investment techniques that involve leverage, such as short selling, borrowing against a line of credit for investment purposes and purchasing and selling options.  The Merger Fund may employ these investment techniques without limit, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).  The approach most frequently utilized by the Merger Fund involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition.  The Advisor may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.  The Merger Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Merger Fund than if the Fund had invested directly in such securities.

The Advisor employs a research-driven process that aims to identify investment opportunities with favorable risk/reward trade-offs within the following guidelines:

1)	Securities are evaluated for purchase after the public announcement of a corporate event or restructuring.
2)	Proprietary analysis is done to consider the strategic rationale of the transaction, the financial resources of the parties involved and the liquidity of the securities.
3)
Securities are typically purchased if the Advisor believes the potential return from its investment sufficiently compensates the Merger Fund in light of the risks involved, including the risk that the transaction may not be completed and the length of time until completion of the transaction.

4)	The potential risk/reward of the position is assessed on an ongoing basis and continuously monitored.

Most of the Merger Fund’s positions are held until the completion of the transaction.  Positions may be sold prior to the completion of the transaction when the companies involved in the transaction no longer meet the Merger Fund’s expected return criteria taking into account prevailing market prices and the relative risk of the transaction.  The Advisor expects that the Merger Fund’s active or frequent trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

The Merger Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Merger Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks of Investing in the Merger Fund
Like all mutual funds, losing all or a portion of the money you invested is a risk of investing in the Merger Fund.  The following additional risks could affect the value of your investment:

•
Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Merger Fund’s performance.

•
Management Risk.  The Merger Fund is an actively managed portfolio.  The Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

•
Market Risk. The prices of the securities in which the Merger Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Equity Risk.  The equity securities held by the Merger Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

•
Non-Diversification Risk.  The Merger Fund is non-diversified under the 1940 Act.  To the extent that the Merger Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•
Foreign Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Derivatives Risk.  The Merger Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility.  The fluctuations in value of the derivatives may not correlate perfectly with the overall securities markets.

•
Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
The following information provides some indication of the risks of investing in the Merger Fund.  The bar chart shows the annual return for the Fund’s Institutional Class shares and does not reflect the sales charges applicable to Class A shares.  If sales charges were included, the return would be lower than that shown in the bar chart.  The table shows how the Fund’s Institutional Class and Class A (reflecting the sales charges) average annual returns for one year and since inception compare with those of a broad measure of market performance and an index that reflects the types of securities in which the Fund invests.  The Merger Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.kellnerfunds.com or by calling the Fund toll-free at 855-KELLNER (855-535-5637).

Calendar Year Total Return as of December 31 – Institutional Class

During the period of time shown in the bar chart, the Merger Fund’s highest quarterly return was 1.57% for the quarter ended March 31, 2013, and the lowest quarterly return was 0.68% for the quarter ended June 30, 2013.

Average Annual Total Returns
(for the periods ended December 31, 2013)
Institutional Class	1 Year	Since Inception (6/29/2012)
Return Before Taxes	4.74%	4.56%
Return After Taxes on Distributions	2.86%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	2.68%	2.91%
Class A
Return Before Taxes	-1.53%	0.28%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.07%	0.10%
HFRX ED: Merger Arbitrage Index (reflects no deduction for taxes)	4.04%	2.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for the Institutional Class; after-tax returns for Class A will vary to the extent it has different expenses.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

Management
Investment Advisor: Kellner Management, L.P. is the investment advisor of the Merger Fund.

Portfolio Managers:  George A. Kellner (Founder & Chief Executive Officer) and Christopher Pultz (Managing Director) are the portfolio managers primarily responsible for the day-to-day management of the Merger Fund and have each managed the Fund since its inception in 2012.

Purchase and Sale of Merger Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kellner Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 855-KELLNER (855-535-5637) or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$2,000	$100
Automatic Investment Plan	$100	$100
Retirement and Coverdell Accounts	$2,000	$100

Institutional Class
Regular	$100,000	$100
Automatic Investment Plan	$100,000	$100
Retirement and Coverdell Accounts	$100,000	$100

Tax Information
The Merger Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Merger Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Merger Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Merger Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

SUMMARY SECTION

KELLNER EVENT FUND

Investment Objective
The Kellner Event Fund (the “Event Fund”) seeks to achieve positive risk-adjusted returns independent of the returns generated by the overall equity markets.

Fees and Expenses of the Event Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Event Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 27 of the Funds’ statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 46 of the Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short)(1)	1.19%	1.19%
Interest Expense and Dividends on Securities Sold Short	0.25%	0.25%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.95%	2.70%
Less: Fee Waiver and Expense Reimbursement(2)	-0.70%	-0.70%
Net Annual Fund Operating Expenses	2.25%	2.00%
(1)	Other Expenses and acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(2)
Kellner Management, L.P. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.99% and 1.74% of average daily net assets of the Event Fund’s Class A and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least April 29, 2016, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Event Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Event Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Event Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$790	$1,373
Institutional Class	$203	$772

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

Portfolio Turnover
The Event Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Event Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Event Fund’s performance.  As the Event Fund had not commenced operations as of the date of this Prospectus, it does not have any portfolio turnover to report.

Principal Investment Strategies of the Event Fund
The Event Fund pursues its investment objective by allocating its assets using various strategies that seek to profit from securities experiencing catalyst driven change.  Catalyst driven change refers to potential mispricings of securities created by the risks related to specific corporate transactions or market events. Such events can include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of events.  Under normal market conditions, the Event Fund employs a variety of these strategies and invests on both a long and short basis in a variety of asset classes including, without limitation, equity securities, fixed-income securities, and derivative instruments.

The types of equity securities in which the Event Fund may invest include, but are not limited to, common and preferred stocks of all market capitalizations, rights, warrants, convertibles, partnership interests (including master limited partnerships (“MLPs”)) and other investment companies, including exchange-traded funds (“ETFs”).  The Fund may invest in securities of foreign issuers, including issuers in emerging markets, and may invest in foreign securities in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

Fixed-income securities in which the Event Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, asset-backed securities, mortgage-backed securities, exchange-traded notes (“ETNs”), senior secured and unsecured floating rate bank loans (i.e., loan assignments and participations) and other floating rate securities, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”).  The Event Fund may also invest in Rule 144A and other restricted securities and securities issued pursuant to initial public offerings (“IPOs”).  Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process and may engage in securities lending activities.

The Event Fund will also invest in derivative instruments to modify or hedge the Fund’s exposure to a particular investment market related risk, to manage the volatility of the Fund and, for investment purposes, to obtain increased market exposures.  Derivative instruments in which the Event Fund may invest include futures, options, swaps, contracts for differences, forward foreign currency contracts and other synthetic instruments.

To obtain exposure to long and short positions in securities, the Event Fund expects to enter into one or more total return equity swap agreements (each, a “swap agreement”).  Swap agreements are two party contracts for periods ranging from a few days or weeks to more than one year.  In a standard total return “swap” transaction, two parties agree to exchange the returns which might be earned or realized on particular investments or instruments or a basket of investments or instruments.  The parties do not actually invest in or own the underlying securities or instruments that are the subject of the swap contract.  Under such a swap agreement, the Event Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from the underlying investments specified in the swap agreement.  In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

In seeking investments experiencing catalyst driven change, the Advisor will use a variety of investment strategies, focusing on opportunities that provide the most attractive risk/reward profile.  These investment strategies include:

•
Event Driven – Event driven investing involves the purchase of securities and other obligations that are subject to corporate activity or other catalyst-driven event where the Advisor believes the market price does not adequately reflect the effect such activity will have on the securities’ valuation.

•
Stressed and Distressed Securities – Stressed and distressed securities investing includes the purchase of securities and other obligations of companies that are experiencing financial or business difficulties, including companies in bankruptcy.  The Event Fund invests in stressed and distressed securities to gain exposure to debt instruments whose pricing does not accurately reflect their value.

•
Long/Short Equity, Equity Market Neutral and Dedicated Short Bias – These strategies provide long and short exposure to equity securities that the Advisor expects to increase or decrease in value, respectively.

•
Merger Arbitrage – This strategy involves purchasing securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

•
Capital Structure Arbitrage Strategies – This strategy involves purchasing securities of an issuer coupled with the sale of other securities of the same issuer to take advantage of price disparities between the two types of securities that may occur as a result of the issuer’s current financial situation.

•
Convertible Arbitrage – This strategy involves purchasing a convertible bond and selling short the underlying common stock to seek to profit from an improvement in the credit quality of the issuer while hedging against default risk.

•
Volatility Strategies – These strategies include model based trading that establishes long/short positions that seek to profit from pricing differences in the implied volatility of options, futures and cash on the same asset across different strike prices or terms of expiration.

•
Other Strategies – The Event Fund may also employ other investment strategies that are complimentary to the strategies discussed above.  The Advisor may employ these other strategies directly or by investing the Fund’s assets in other investment vehicles, such as a partnership or another fund, managed by an unaffiliated third party.  The Advisor may also obtain passive exposure to these other strategies through the use of swaps or other derivative instruments.

When selecting investments for the Event Fund, the Advisor will utilize fundamental market analysis and macroeconomic analysis to identify investment opportunities.  Fundamental market analysis includes an assessment of yield and credit quality differences among securities as well as demand and supply trends. Macroeconomic analysis includes an assessment of fiscal and monetary status and the anticipation of changes in global economies, markets, political conditions and other factors.  Investment decisions may also be based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.  The Event Fund will sell holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.  The Advisor expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.

The Event Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund may invest in a limited number of issuers and investing in fewer issuers makes the Fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

Principal Risks of Investing in the Event Fund
Like all mutual funds, losing all or a portion of the money you invested is a risk of investing in the Event Fund.  The following additional risks could affect the value of your investment:

•
Management Risk.  The Event Fund is an actively managed portfolio.  The Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

•
Market Risk. The prices of the securities in which the Event Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Equity Risk.  The equity securities held by the Event Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

•
Non-Diversification Risk.  The Event Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  To the extent that the Event Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•
Foreign and Emerging Market Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Other Investment Fund Risk.  When the Event Fund invests in other investment vehicles, which may include partnerships, ETFs or mutual funds, it will bear additional expenses based on its pro rata share of the fund’s operating expenses, including the potential duplication of management fees.  The risk of owning another fund generally reflects the risks of owning the underlying securities the other fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Stressed and Distressed Securities Risk.  The Event Fund may invest in securities and other obligations of issuers that are stressed, distressed or in bankruptcy, including debt obligations that are in covenant or payment default.  Such investments may be considered illiquid, frequently are difficult to trade and may trade significantly below par.  Such investments are considered speculative and the Fund’s ability to receive payment on such obligations is subject to significant uncertainty and may be subject to lengthy delays.  The Fund may receive partial payment or no payment on these obligations.

•	Fixed Income Securities Risk. The following risks are associated with the Event Fund’s investment in fixed income securities.

o
Prepayment and Extension Risk. The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  Fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

o
Credit Risk.  Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health.  Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features.  Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield.  Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

•
Asset-Backed Securities Risk.   Asset-Backed securities risk includes Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk (i.e., borrowers whose loans collateralize the securities held by the Fund may be able to prepay principal due on these loans, which could cause the Event Fund to reinvest the proceeds at lower yields).

•
Mortgage-Backed Securities Risk.  These include Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, the recent events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.

•
Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs are unsecured debt of the issuer.

•
Initial Public Offering Risk.  The Event Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

•
Derivatives Risk.  The Event Fund’s use of derivatives (which may include futures, options, swaps, contracts for differences, forward foreign currency contracts and other synthetic instruments) may reduce the Fund’s returns and/or increase volatility.  The fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets.

•
Swap Agreement Risks.  A swap agreement is a form of derivative that provides leverage, allowing the Event Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments.  By using swap agreements, the Fund is exposed to additional risks concerning the counterparty.  The use of swap agreements could cause the Event Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.  Use of leverage involves special risks and is speculative.  If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

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Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk.  A short sale is the sale by the Event Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Liquidity Risk.   Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Event Fund would like to sell.  If that happens, the Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on such Event Fund’s performance.

•
Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Event Fund’s performance.

•
Asset Allocation Risk.  The Event Fund may overweight or underweight certain issuers, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those issuers, industries or sectors, and may cause the Fund to underperform other funds with similar investment objectives that are not overweight or underweight the same issuers, industries or sectors.

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Limited Partnership and MLP Risk.  Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock.  Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Certain tax risks are associated with an investment in units of limited partnerships.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments.  In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Event Fund to employ fair value procedures to value its holdings in such investments.

•
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and equity risk.  In general, the value of bonds and other debt securities falls when interest rates rise.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.

•
Securities Lending Risk.  There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Event Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

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Bank Loan Risk. The Event Fund’s investments in secured and unsecured assignments of and participations in bank loans may create substantial risk.  In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  When the Fund is a participant in a loan, the Fund has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default.

•
Floating Rate Loan Risk.  The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

•
New Fund Risk. The Event Fund is new and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Event Fund.

Performance
When the Event Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Event Fund’s website at www.kellnerfunds.com or by calling the Fund toll-free at 855-KELLNER (855-535-5637).

Management
Investment Advisor: Kellner Management, L.P. is the investment advisor of the Fund.

Portfolio Managers:  George A. Kellner (Founder & Chief Executive Officer), Sherri Andrews (Portfolio Manager) and Christopher Pultz (Managing Director) are the portfolio managers primarily responsible for the day-to-day management of the Event Fund and have each managed the Fund since its inception.

Purchase and Sale of Event Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kellner Event Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 855-KELLNER (855-535-5637) or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$2,000	$100
Automatic Investment Plan	$100	$100
Retirement and Coverdell Accounts	$2,000	$100

Institutional Class
Regular	$100,000	$100
Automatic Investment Plan	$100,000	$100
Retirement and Coverdell Accounts	$100,000	$100

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Tax Information
The Event Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Event Fund through a broker-dealer or other financial intermediary, the Event Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Merger Fund Principal Investment Strategies
Under normal market conditions, the Merger Fund will invest at least 80% of its net assets in equity securities of U.S. and foreign companies involved in Merger Transactions.  The types of equity securities in which the Fund primarily invests include common stocks and preferred stocks of any size market capitalization.  The Merger Fund may also invest in limited partnerships and master limited partnerships (“MLPs”) (limited partnerships in which the ownership units are publicly traded) of any size market capitalization.  The Merger Fund may invest without limitation in securities of foreign companies and may also invest in convertible bonds.

The Advisor’s investment technique, sometimes referred to as “merger arbitrage,” is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions.  In pursuing its strategy, the Advisor may employ investment techniques that involve leverage, such as short selling (sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position), borrowing against a line of credit for investment purposes and purchasing and selling options.  The Merger Fund may employ these investment techniques without limit, subject to the 1940 Act.  The approach most frequently utilized by the Fund involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition.  The Advisor may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.  The Merger Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

The Merger Fund may invest in derivatives.  Derivatives are financial contracts whose value depends on, or are derived from, the value of an underlying asset, reference rate or index.  The Merger Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps and forward foreign currency contracts, among others.  The Merger Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.

The Advisor employs a research-driven process that aims to identify investment opportunities with favorable risk/reward trade-offs within the following guidelines:

1)	Securities are evaluated for purchase after the public announcement of a corporate event or restructuring.
2)	Proprietary analysis is done to consider the strategic rationale of the transaction, the financial resources of the parties involved and the liquidity of the securities.
3)
Securities are typically purchased if the Advisor believes the potential return from its investment sufficiently compensates the Merger Fund in light of the risks involved, including the risk that the transaction may not be completed and the length of time until completion of the transaction.

4)	The potential risk/reward of the position is assessed on an ongoing basis and continuously monitored.

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The Merger Fund invests in as many arbitrage situations that it deems profitable as a way to spread risk in the case of a canceled transaction.  The Fund will typically hold between 20 and 50 different Merger Transactions at any one time.

Most of the Merger Fund’s positions are held until the completion of the transaction.  Positions may be sold prior to the completion of the transaction when the companies involved in the transaction no longer meet the Fund’s expected return criteria taking into account prevailing market prices and the relative risk of the situation or if the transaction is cancelled.  The Advisor expects that the Merger Fund’s active or frequent trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

Event Fund Principal Investment Strategies
The Event Fund pursues its investment objective by allocating its assets using various strategies that seek to profit from securities experiencing catalyst driven change, and believes such strategies offer positive returns which can be realized through a combination of rigorous quantitative and qualitative research.  Catalyst driven change refers to potential mispricings of securities created by the risks related to specific corporate transactions or market events.  Such events can include: mergers, bankruptcies, financial or operational stress, restructurings, asset sales, recapitalizations, spin-offs, litigation, regulatory and legislative changes as well as other types of events.  Under normal market conditions, the Fund employs a variety of these strategies and invests on both a long and short basis in a variety of asset classes including, without limitation, equity securities, fixed-income securities, and derivative instruments.

The types of equity securities in which the Fund may invest include, but are not limited to, common and preferred stocks of all market capitalizations, rights, warrants, convertibles, partnership interests (including MLPs) and other investment companies, including ETFs.  The Event Fund may invest in securities of foreign issuers, including issuers in emerging markets, and may invest in foreign securities in the form of depositary receipts, such as ADRs, EDRs and GDRs.

Fixed-income securities in which the Event Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, asset-backed securities, mortgage-backed securities, ETNs, senior secured and unsecured floating rate bank loans (i.e., loan assignments and participations) and other floating rate securities, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”).  The Event Fund may also invest in Rule 144A and other restricted securities and securities issued pursuant to IPOs.  Additionally, the Fund may utilize leverage (i.e., borrow against a line of credit) as part of the portfolio management process and may engage in securities lending activities.

The Event Fund will also invest in derivative instruments to modify or hedge the Fund’s exposure to a particular investment market related risk, to manage the volatility of the Fund and, for investment purposes, to obtain increased market exposures.  Derivative instruments in which the Event Fund may invest include futures, options, swaps, contracts for differences, forward foreign currency contracts and other synthetic instruments.

To obtain exposure to long and short positions in securities, the Event Fund expects to enter into one or more total return equity swap agreements (each, a “swap agreement”).  Swap agreements are two party contracts for periods ranging from a few days or weeks to more than one year.  In a standard total return “swap” transaction, two parties agree to exchange the returns which might be earned or realized on particular investments or instruments or a basket of investments or instruments.  The parties do not actually invest in or own the underlying securities or instruments that are the subject of the swap contract.  Under such a swap agreement, the Event Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from the underlying investments specified in the swap agreement.  In exchange, the counterparty pays the Event Fund an amount equal to any positive total returns from the stipulated underlying investments.  The returns to be “swapped” between the Event Fund and the swap counterparty are calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities.  The parties do not actually invest in or own the underlying securities or instruments that are the subject of the swap contract and therefore the “notional amount” of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange.  In entering into swap agreements, the Event Fund seek to obtain a desired level of equity exposure (long or short) at a lower cost to the Fund than if it had invested directly in underlying securities.  The Event Fund currently enters into swap agreements primarily with one counterparty, but may use additional counterparties.  The total return swap agreements in which the Event Fund expects to invest will typically be settled on a cash basis, i.e., the parties will calculate and settle their obligations on a “net basis” with a single cash payment.  Consequently, the Event Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount of cash to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Event Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities.  The Event Fund’s net asset value reflects any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

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In seeking investments experiencing catalyst driven change, the Advisor will use a variety of investment strategies for the Event Fund, focusing on opportunities that provide the most attractive risk/reward profile.  These investment strategies include:

•
Event Driven – Event driven investing involves the purchase of securities and other obligations that are subject to corporate activity or other catalyst-driven event where the Advisor believes the market price does not adequately reflect the effect such activity will have on the securities’ valuation.  Event driven investing includes spinoffs, recapitalizations and balance sheet restructuring, business turnarounds, and post-reorganization securities.

•
Stressed and Distressed Securities – Stressed and Distressed securities investing includes the purchase of securities and other obligations of companies that are experiencing financial or business difficulties.  The Event Fund invests in stressed and distressed securities to gain exposure to debt instruments whose pricing does not accurately reflect their value.  The difficulties of the issuers may have resulted from poor operating results, catastrophic events or excessive leverage.  Such companies may be in the process of emerging from such problems through debt restructuring, Chapter 11 reorganization or liquidation.

•
Long/Short Equity, Equity Market Neutral and Dedicated Short Bias – These strategies provide long and short exposure to equity securities that the Advisor expects to increase or decrease in value, respectively.

•
Merger Arbitrage – This strategy involves purchasing securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations, in an effort to profit from the successful completion of such transaction.

•
Capital Structure Arbitrage Strategies – This strategy involves purchasing securities of an issuer coupled with the sale of other securities of the same issuer to take advantage of price disparities between the two types of securities that may occur as a result of the issuer’s current financial situation.  For example, the Event Fund may purchase an issuer’s senior debt securities and sell short the issuer’ subordinated debt securities if the Advisor determines that the subordinated debt securities are significantly overvalued relative to the senior securities.

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Convertible Arbitrage – This strategy involves purchasing a convertible bond and selling short the underlying common stock to seek to profit from an improvement in the credit quality of the issuer while hedging against default risk.  This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the embedded optionality of the convertible bond.

•
Volatility Strategies – These strategies include model based trading that establishes long/short positions that seek to profit from pricing differences in the implied volatility of options, futures and cash on the same asset across different strike prices or terms of expiration.  Other strategies may include hedging at position and portfolio level

•
Other Strategies – The Event Fund may also employ other investment strategies that are complimentary to the strategies discussed above.  The Advisor may employ these other strategies directly or by investing the Fund’s assets in other investment vehicles, such as a partnership or another fund, managed by an unaffiliated third party.  The Advisor may also obtain passive exposure to these other strategies through the use of swaps or other derivative instruments.

When selecting investments for the Event Fund, the Advisor will utilize fundamental market analysis and macroeconomic analysis to identify investment opportunities. Fundamental market analysis includes an assessment of yield and credit quality differences among securities as well as demand and supply trends. Macroeconomic analysis includes an assessment of fiscal and monetary status and the anticipation of changes in global economies, markets, political conditions and other factors.  Investment decisions may also be based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.  The Event Fund will sell holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.  The Advisor expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Strategies Common to Both Funds
Each fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause a Fund’s share price to be more volatile than the share price of a diversified fund.

Temporary Defensive Strategy
When market conditions dictate a more defensive investment strategy, each Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including money market funds, obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit.  Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by a Fund.  In taking such a defensive position, a Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Principal Investment Risks
The principal risks of investing in the Funds that may adversely affect a Fund’s net asset value (“NAV”) or total returns were previously summarized and are discussed in more detail below.  There can be no assurance that the Funds will achieve their investment objectives.

Principal Investment Risks Common to Both Funds
Management Risk.  Management risk describes a Fund’s ability to meet its investment objective based on the Advisor’s success or failure at implementing investment strategies for a Fund.  The value of your investment is subject to the effectiveness of the Advisor’s research, analysis, asset allocation among portfolio securities and ability to identify a stock’s appreciation potential.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished.

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Market Risk.  The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings.  Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments.  The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by a Fund, and you could lose money.

Equity Risk.  The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Non-Diversification Risk.  A Fund intends to invest in a limited number of securities.  Accordingly, a Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund’s NAV.  To the extent that a Fund invests in assets in fewer securities, a Fund is subject to greater risk of loss if any of those securities become permanently impaired.

Because a Fund is considered to be “non-diversified” under the 1940 Act, it may also have a greater percentage of its assets invested in any single company than a diversified fund, exposing a Fund to risks particular to such a company.  Additionally, the NAV of a non-diversified fund generally is more volatile.  Lack of broad diversification also may cause a Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Small- and Medium-Sized Company Risk.  The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger sized companies or the market averages in general.  In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies.  Thus, to the extent a Fund invests in smaller or medium-sized companies, a Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger sized companies.

Derivatives Risk.  A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  A Fund by investing in a derivative instrument could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Convertible Bond Risk.  The Merger Fund may invest in convertible bonds as a non-principal strategy, whereas the Event Fund may invest in convertible bonds as a principal strategy. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk.  Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by a Fund is called for redemption, a Fund will be required to surrender the security for redemption and convert it into the issuing company's common stock or cash at a time that may be unfavorable to a Fund.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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Limited Partnership and MLP Risk.  The Merger Fund may invest in limited partnerships and MLPs as a non-principal strategy, whereas the Event Fund may invest in limited partnerships and MLPs as a principal investment strategy.  To the extent that limited partnerships’ and MLP’s interests are all in a particular industry, the limited partnership and/or MLP will be negatively impacted by economic events adversely impacting that industry.  The risks of investing in a limited partnership or MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded to investors in a limited partnership or MLP than investors in a corporation.  For example, investors in limited partnerships and MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, limited partnerships and MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the limited partnership or MLP to its investors.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments. Furthermore, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid.  Such partnership investments may also not provide daily pricing information to their investors, which will require the Funds to employ fair value procedures to value its holdings in such investments.

Short Sales Risk. A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, a Fund will realize a loss.  The risk on a short sale is unlimited because a Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  A Fund would also incur increased transaction costs associated with selling securities short.  In addition, if a Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with a Fund’s broker (not including the proceeds from the short sales).  A Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, a Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

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Leverage Risk.  A Fund’s use of leverage involves special risks.  Leverage is the practice of borrowing money to purchase securities.  Leverage can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, a Fund will suffer a greater loss than would have resulted without the use of leverage.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower a Fund’s performance.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.  A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund’s performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

Principal Investment Risks Applicable Only to the Merger Fund
Foreign  Securities Risk.  The Merger Fund may invest a portion of its total assets in securities of foreign issuers.  Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.  Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers.  These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action.  Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers.  There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries; there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.  Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise, could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Merger Fund may invest in securities of foreign issuers in the form of depositary receipts.  Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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Principal Investment Risks Applicable Only to the Event Fund

Foreign and Emerging Market Securities Risk. Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.  Those risks are increased for investments in emerging markets.  Emerging markets are those of countries with immature economic and political structures.  These markets are more volatile than the markets of developed countries.

Foreign securities include dollar-denominated foreign securities and securities purchased directly on foreign exchanges.  Foreign securities may be subject to more risks than U.S. domestic investments.  These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments.  Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.  Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Event Fund may experience settlement difficulties or delays not usually encountered in the United States.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities.  The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities.  Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates.  Such fluctuations may reduce the value of the investment.  Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets.  In addition, foreign markets can and often do perform differently from U.S. markets.

Other Investment Fund Risk.  If the Event Fund invests in shares of another investment vehicle, which may include partnerships, ETFs or mutual funds, shareholders will indirectly bear fees and expenses charged by the fund in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will incur brokerage costs when it purchases ETFs.  Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons.  These reasons include the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Stressed and Distressed Securities Risk.  The Event Fund may invest in securities and other obligations of issuers that are stressed, distressed or in bankruptcy, including debt obligations that are in covenant or payment default.  Such investments may be considered illiquid, frequently are difficult to trade and may trade significantly below par.  Such investments are considered speculative and the Fund’s ability to receive payment on such obligations is subject to significant uncertainty and may be subject to lengthy delays.  The Fund may receive partial payment or no payment on these obligations.

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Fixed Income Securities Risk. The following risks are associated with the Event Fund’s investment in fixed income securities.

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Prepayment and Extension Risk.  When interest rates fall, an issuer may redeem a security with call features by repaying it early, and the Fund may have to invest the proceeds in securities with lower yields.  When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall.  Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.  As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Interest Rate Risk. Bond prices generally rise when interest rates decline and decline when interest rates rise.  The longer the duration of a bond, the more a change in interest rates affects the bond’s price.  Short-term and long-term interest rates may not move the same amount and may not move in the same direction.  It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

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Credit Risk.  Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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High-Yield Securities Risk.  The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”).  High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.  The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of certain of the underlying funds to sell these securities (liquidity risk).  These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Municipal Securities Risk.  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features.  Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield.  Typically, less information is available about a municipal issuer than is available for other types of securities issuers.  Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value.  In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

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Asset-Backed Securities Risk.   Asset-Backed securities risk includes Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk (i.e., borrowers whose loans collateralize the securities held by the Fund may be able to prepay principal due on these loans, which could cause the Fund to reinvest the proceeds at lower yields) as well as the risk that the structure of certain asset-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  Under certain adverse market conditions, asset-backed securities may have more limited liquidity than usual.

Mortgage-Backed Securities Risk.  These include Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, the recent events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.  Default rates on mortgages underlying many mortgage-backed securities have increased, which has resulted in depressed valuations for these instruments.  Liquidity has also sometimes been impaired.

Exchange-Traded Note Risk.  ETNs are subject to the credit risk of the issuer.  The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index.  There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offering Risk.  The Event Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Swap Agreement Risks.  A swap agreement is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  Although the Event Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments.  By setting aside assets only equal to its net obligation under a swap agreement (rather than the full notional value of the underlying security exposure), the Fund will have the ability to employ leverage to a greater extent.  The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.

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The Fund pays significant swap expenses (including financing charges based on the notional amount of exposures) when investing through swap agreements, and pays transaction costs when it changes exposures to securities underlying a swap agreement, including amounts equivalent to brokerage commissions and stamp taxes that would be incurred if the Fund were directly trading.  In addition, the Fund pays the counterparty amounts equal to any dividends paid on securities to which the Fund has short exposure.  These fees and charges reduce investment returns and increase investment losses.

By using swap agreements, the Event Fund is exposed to additional risks concerning the counterparty.  For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations.  Further, the swap counterparty’s obligations to the Fund likely will not be collateralized.  The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently.

There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective.  A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit the Fund’s ability to use leverage and reduce investment returns.  Pursuant to recent regulatory changes, the swap agreements used by the Fund have become subject to regulation by the Commodity Futures Trading Commission (“CFTC”) and the SEC.  The impact of these new requirements on the Fund and its counterparties is uncertain.  However, they may cause counterparties to increase fees charged to the Fund or make them less willing to enter into swap agreements with the Fund in the future.

By using swap agreements, the Event Fund is exposed to liquidity risks since it may not be able to settle a swap agreement immediately, particularly during times of market turmoil.  It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

Liquidity Risk.   Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Event Fund would like to sell.  If that happens, the Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on such Fund’s performance.

Asset Allocation Risk. The Event Fund may overweight or underweight certain issuers, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those issuers, industries or sectors, and may cause the Fund to underperform other funds with similar investment objectives that are not overweight or underweight the same issuers, industries or sectors.

Securities Lending Risk.  When the Event Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof.  Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.  In addition, if the Fund’s securities are sold while out on loan and the securities are not returned timely by the borrower, there is a possibility that the sale transaction will not settle in the usual manner and cause unintended market exposure and additional trade and other expenses to the Fund.  As well, any investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

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Bank Loan Risk.  The Event Fund’s investments in assignments of and participations in secured and unsecured bank loans may create substantial risk.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  The Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested.  In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.  The Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default.

Floating Rate Loan Risk.  The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  Floating rate loans generally are subject to contractual restrictions on resale.  The liquidity of high yield loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual high yield loans.  During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can also be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

New Fund Risk. The Event Fund is new and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  The Board can liquidate the Fund without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports are available by contacting the Kellner Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 855-KELLNER (855-535-5637) and on the SEC’s website at www.sec.gov.  A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUNDS

Investment Advisor
Kellner Management, L.P. is the Funds’ investment advisor and is located at 900 Third Avenue, Suite 1401, New York, New York 10022.  The Advisor has been an SEC-registered investment advisory firm since January 2002.  The Advisor provides investment management services to pooled investment vehicles, including hedge funds, and institutional managed accounts.

The Advisor is responsible for the day-to-day management of the Funds in accordance with the Funds’ investment objectives and policies.  The Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement.  For its services, the Merger Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets up to $2 billion in assets, 1.125% on assets between $2 billion to $4 billion, and 1.00% on assets in excess of $4 billion.  The Event Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.50% of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2013, the Advisor did not receive any management fees from the Merger Fund.

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A discussion regarding the basis of the Board’s approval of the investment advisory agreement is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2013.

The Kellner Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Portfolio Managers

George A. Kellner, Founder & Chief Executive Officer, Portfolio Manager for the Funds
George A. Kellner founded Kellner DiLeo & Co. LP in 1981 and currently serves as Chief Executive Officer for the Advisor.  Mr. Kellner holds a B.A. (Trinity College), a J.D. (Columbia Law School) and an M.B.A. (New York University’s Leonard Stern Graduate School of Business).  He is a Chartered Financial Analyst and a former Adjunct Assistant Professor of Finance at New York University.

Christopher Pultz, Managing Director, Portfolio Manager for the Funds
Christopher Pultz is a portfolio manager responsible for the day-to-day management of the Funds.  Mr. Pultz began his career with the Advisor in 1999 as a merger arbitrage analyst and became Portfolio Manager in August 2009.  He holds a B.S. in finance from Fairfield University and an M.B.A. from the Fordham University Graduate School of Business.

Sherri Andrews, Portfolio Manager for the Event Fund
Sherri Andrews is a Portfolio Manager responsible for the day-to-day management of the Event Fund.  Prior to joining the Advisor in November, 2014, Ms. Andrews provided investment research to Foxhill Capital Partners, LLC and Kellner Capital, LLC as a Managing Partner and founder of Leveraged Credit Advisory, LLC from 2012 to 2014.  Prior to founding Leveraged Credit Advisory, LLC, Ms. Andrews was portfolio manager of Quattro Distressed Opportunity Fund and co-manager of Quattro Fund, both private funds.  Ms. Andrews received a B.A. from Drew University, graduating summa cum laude, with honors in economics, and holds an M.B.A. from Harvard University School of Business Administration.  Ms. Andrews holds a Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Fund Expenses
The Funds are responsible for their own operating expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to the following amount of average daily net assets of each Fund’s Class A and Institutional Class shares through at least April 29, 2015, for the Merger Fund and through at least April 29, 2016, for the Event Fund:

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Funds by Class	Expense Caps
Merger Fund – Class A	1.75%
Merger Fund – Institutional Class	1.50%
Event Fund – Class A	1.99%
Event Fund – Institutional Class	1.74%

The term of the Funds’ operating expenses limitation agreement, subject to its annual approval by the Board, is indefinite, and it can only be terminated by the Board.  Any waiver in management fees or payment of Fund expenses made by the Advisor may be recouped by the Advisor in subsequent fiscal years if the Advisor so requests.  This recoupment may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the Expense Caps.  The Advisor may request recoupment for management fee waivers and Fund expense payments made in the prior three fiscal years from the date the fees were waived and expenses were paid.  Any such recoupment is contingent upon the subsequent review and approval of the recouped amounts by the Board.

SHAREHOLDER INFORMATION
Description of Share Classes

The Trust has adopted a multiple class plan that allows the Funds to offer one or more classes of shares.  The Funds each have registered two classes of shares – Class A shares and Institutional Class shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

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Class A shares are charged a front-end sales load.  Class A shares are also charged a 0.25% Rule 12b-1 distribution and service fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months following purchases of $1 million or more without an initial sales charge.

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Institutional Class shares have no Rule 12b-1 distribution and service fee and are not charged a front-end sales load or a CDSC.  The Institutional Class shares have a higher minimum initial investment than Class A shares.

More About Class A Shares
Class A shares of the Funds are retail shares that require that you pay a front-end sales charge when you invest in the Funds unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of 0.25% of average daily net assets which are assessed against the shares of each Fund.

If you purchase Class A shares of a Fund, you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received, plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

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Amount of Transaction	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.75%
$50,000 to $99,999	4.75%	4.99%	4.75%
$100,000 to $249,999	3.75%	3.83%	3.75%
$250,000 to $499,999	2.50%	2.56%	2.50%
$500,000 to $999,999	2.00%	2.04%	2.00%
$1,000,000 or more(2)	0.00%	0.00%	0.00%
(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) will assess a 1.00% CDSC on purchases of $1,000,000 or more if they are redeemed within twelve months of purchase, unless the dealer of record waived its commission.  The CDSC will be based on the value of your shares at the time of original purchase or their current market value, whichever is less.

Reducing Your Sales Charge
You may be able to reduce the sales charge on Class A shares of a Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of a Fund within 120 days of the date of the redemption.

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By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Purchases made during the 90 days prior to signing an LOI can be taken into consideration towards fulfillment of the LOI, no sales charge adjustment will be made to these purchases.  The reduced sales charge will only apply to new purchases.  Reinvested dividends and capital gains do not count as purchases made during this period.  We will hold in escrow shares equal to approximately 5.75% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares on the expiration date.  Otherwise, we will release the escrowed shares when you have invested the agreed amount.

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Rights of Accumulation (“ROA”) allow you to combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on the maximum public offering price of all other shares you own.

Eligible Accounts
Certain accounts may be aggregated for ROA eligibility, including your current investment in a Fund, and previous investments you and members of your primary household group have made in a Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse and children under age 21 living at home.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

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•	Individual or joint accounts held in your name;
•	IRAs (Traditional, Roth, SEP, and SIMPLE IRAs);
•	Coverdell Savings Accounts and UGMA/UTMA accounts for which you or your spouse is parent or guardian of the minor child;
•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary;
•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation; and
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Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” or through an omnibus account maintained with a Fund by a broker-dealer.

Waiving Your Sales Charge
The Trust reserves the right to waive the sales charges for certain groups or classes of shareholders.  If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	Advisors Series Trust;
o	Kellner Management, L.P. and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Current employees of:
o	the Transfer Agent;
o	broker-dealers who act as selling agents; and
o	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with a Fund’s distributor that allows for load-waived Class A purchases.
•	Shareholders buying direct through a Fund’s distributor without advice of a registered broker.
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Client accounts of broker-dealers or registered investment advisers with such broker-dealers with which a Fund’s distributor has an agreement for the use of a Fund in particular investment products or programs or similar situations.

•	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses for trust or custodial accounts for their minor children.
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Shares acquired by a financial intermediary that the financial intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment adviser, whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with a Fund’s distributor authorizing the sale of Fund shares.

The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.  You must notify a Fund or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.

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More information regarding a Fund’s sales charges, breakpoints and waivers is available free of charge on the Fund’s website: www.kellnerfunds.com.

Pricing of Fund Shares
Shares of the Funds are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will not be calculated on days when the NYSE is closed for trading.

Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests.  The NAV is the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV).  NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share).  The NAV takes into account the expenses and fees of a Fund, including management and administration fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that a Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced.  The Board will regularly evaluate whether a Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

Trading in Foreign Securities
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV per share in advance of the time the NAV per share is calculated.  The Advisor anticipates that a Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.

How to Buy Shares
The minimum initial and subsequent investment amounts are shown below.

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Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$2,000	$100
Automatic Investment Plan	$100	$100
Retirement and Coverdell Accounts	$2,000	$100

Institutional Class
Regular	$100,000	$100
Automatic Investment Plan	$100,000	$100
Retirement and Coverdell Accounts	$100,000	$100

Each Fund’s minimum investment requirements may be waived from time to time by the Advisor, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;
•
current employees of the Transfer Agent, broker-dealers who act as selling agents for a Fund, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;

•	existing clients of the Advisor, their employees and immediate family members of such employees;
•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with a Fund’s distributor;
•	qualified broker-dealers who have entered into an agreement with a Fund’s distributor; and
•
individual accountholders of a financial intermediary that charges an ongoing fee for its services or offers shares through a no-load network or platform, provided the aggregate value of such accounts invested in Institutional Class shares is at least $100,000 or is anticipated by the Advisor to reach $100,000.

You may purchase shares of a Fund by check, by wire transfer, via electronic funds transfer through a participating bank Automated Clearing House (“ACH”) network or through one or more brokers authorized by a Fund to receive purchase orders.  Please use the appropriate account application when purchasing by mail or wire.  If you have any questions or need further information about how to purchase shares of a Fund, you may call a customer service representative of a Fund toll-free at 855-KELLNER (855-535-5637).  Each Fund reserves the right to reject any purchase order.  For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large that it would disrupt the management of a Fund.  Orders may also be rejected from persons believed by a Fund to be “market timers.”

All checks must be in U.S. dollars drawn on a domestic U.S. bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

To buy shares of a Fund, complete an account application and send it together with your check for the amount you wish to invest in a Fund to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  You may also be responsible for any loss sustained by a Fund.

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In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 855-KELLNER (855-535-5637) if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Advisor generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Kellner Funds, to the Transfer Agent at the following address:

Kellner Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may not send an account application via overnight delivery to a United States Postal Service post office box.  If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Kellner Funds
[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

Note:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund(s), and your account has been open for 15 days, you may purchase additional shares by calling the Funds toll-free at 855-KELLNER (855-535-5637).  You may not make your initial purchase of the Fund shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a telephone purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

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Purchasing Shares by Wire
If you are making your initial investment in the Funds, before wiring funds, the Transfer Agent must have a completed account application.  You can mail or deliver overnight your account application to the Transfer Agent at the above address.  Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf.  Once your account is established, you may instruct your bank to send the wire.  Your bank must include the name of the Fund(s), your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: [Name of Fund]
Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above.  Before each wire purchase, you should be sure to notify the Transfer Agent.  It is essential that your bank include complete information about your account in all wire transactions.  If you have questions about how to invest by wire, you may call the Transfer Agent at 855-KELLNER (855-535-5637).  Your bank may charge you a fee for sending a wire payment to the Funds.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing.  Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of shares of the Fund for any class at regular intervals through the Automatic Investment Plan (“AIP”).  Additionally, any type of account for Class A shares that is set up with the AIP may be opened with a $100 investment minimum.  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Funds, on a monthly or quarterly basis.  In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the “Automatic Investment Plan” section on the account application or call the Transfer Agent at 855-KELLNER (855-535-5637) for additional information.  Any request to change or terminate your AIP should be submitted to the Transfer Agent by telephone or in writing at least five business days prior to the automatic investment date.

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Retirement Accounts
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call 855-KELLNER (855-535-5637) for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings.  For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.  Fees charged by institutions may vary.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Funds through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares.  When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds.  The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records.  The Advisor may pay the Broker for maintaining these records as well as providing other shareholder services.  The Broker may charge you a fee for handling your order.  The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Kellner Fund for shares of another Kellner Fund in the Trust, which are offered in this Prospectus, without incurring any additional sales charges.  However, you should note the following:

•	Exchanges may only be made between like shares classes;
•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;
•	Before exchanging into another Kellner Fund, read a description of the Fund in this Prospectus;
•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•
The Funds reserve the right to refuse exchange purchases by any person or group if, in the Advisor’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

•	If you accepted telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and
•	The minimum exchange amount between existing accounts invested in the Kellner Funds is $100.

You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker.

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How to Sell Shares
You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your financial intermediary.

In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent.  You should provide your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary.  You should send your redemption request to:

Regular Mail	Overnight Express Mail
Kellner Funds	Kellner Funds
[Name of Fund]	[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $100,000, by calling the Transfer Agent at 855-KELLNER (855-535-5637) before the close of trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.  Redemption proceeds will be processed on the next business day and sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account.  If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application.  The minimum amount that may be wired is $1,000.  A wire fee of $15 will be deducted from your redemption proceeds for complete and share certain redemptions.  In the case of a partial redemption, the fee will be deducted from the remaining account balance.  Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem your shares by telephone.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 855-KELLNER (855-535-5637) for instructions.

You may encounter higher than usual call wait times during periods of high market activity.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified.

Payment of Redemption Proceeds
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order.  If you did not purchase your shares with a wire payment, the Funds may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your check has cleared, whichever occurs first.

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Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis.  In order to participate in the SWP, your account balance must be at least $50,000 and each withdrawal amount must be for a minimum of $500.  If you elect this method of redemption, the Funds will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account.  The SWP may be terminated at any time by the Funds.  You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at:

Regular Mail	Overnight Express Mail
Kellner Funds	Kellner Funds
[Name of Fund]	[Name of Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish a SWP, an investor must complete the appropriate sections of the account application.  For additional information on the SWP, please call the Transfer Agent at 855-KELLNER (855-535-5637).

Redemption “In-Kind”
The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Funds’ portfolios (a “redemption in-kind”).  It is not expected that the Funds would do so except during unusual market conditions.  If the Funds pay your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption, whether in cash or in-kind, is a taxable event for you.  See the SAI for further information about the terms of these purchases and redemptions.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A signature guarantee of each account owner, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Other Information about Redemptions
The Funds may redeem the shares in your account if the value of your account is less than the minimum investment amount as a result of redemptions you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than the applicable amount described above before the Funds make an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least the applicable amount described above before the Funds take any action.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.  Dividends will be taxable whether received in cash or in additional shares.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at each Fund’s current NAV per share, and to reinvest all subsequent distributions.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 855-KELLNER (855-535-5637) or in writing at least five days in advance of the payment date for the distribution.  Distributions will be subject to income tax whether you receive them in cash or reinvest in additional Fund shares.

Any dividend or capital gain distribution paid by the Funds has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution.  You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution essentially represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board has adopted policies and procedures to prevent frequent transactions in the Funds.  The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include monitoring trading practices and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Funds believe is consistent with shareholder interests.

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Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Funds do not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the 1940 Act, the Funds’ distributor, Quasar Distributors, LLC, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.

Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Funds do not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board.  There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that each Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

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TAX CONSEQUENCES

The Funds have elected and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Funds will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Funds typically makes distributions of dividends and capital gains annually.  Dividends are taxable to you as ordinary income or, in some cases, as qualified dividend income, depending on the source of such income to the distributing Funds and the holding period of the Funds for its dividend-paying securities and of you for your Fund shares.  The rate you pay on capital gain distributions will depend on how long the Funds held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  A portion of ordinary income dividends paid by the Funds may be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors, provided that certain holding period and other requirements are met.  Qualified dividend income, the amount of which will be reported to you by the Funds, is taxed at a maximum federal rate of 20%.  The eligibility for qualified dividend tax rates depends on the underlying investments of a Fund.  Some or all of your distributions may not be eligible for this preferential tax rate.  An additional federal Medicare contribution tax of 3.8% applies to net investment income, which generally will include dividends and capital gains from the Funds, of shareholders with adjusted gross incomes over $200,000 for single filers and $250,000 for married joint filers.  Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in January are taxable as if received the prior December.

By law, the Funds must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

If you sell or exchange your Fund shares, it is a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction and your investment in the Funds.  The Code limits the deductibility of capital losses in certain circumstances.

Additional information concerning taxation of the Funds and their shareholders is contained in the SAI.  Tax consequences are not the primary consideration of the Funds in making their investment decisions.  You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Funds.

DISTRIBUTION OF FUND SHARES

Distributor
Quasar Distributors, LLC (“Quasar” or “Distributor”), an affiliate of the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, is located at 615 East Michigan Street, 4th floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund.  Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority.  Shares of the Funds are offered on a continuous basis.

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Distribution and Service (Rule 12b-1) Plan
The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Funds’ Class A shares to pay distribution and service fees for the sale, distribution and servicing of its shares.  The plan provides for the payment of a distribution and service fee at the annual rate of 0.25% of average daily net assets of the Funds’ Class A shares.  Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service Fees – Other Payments to Third Parties
The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

GENERAL POLICIES

Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

—	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
—
Reject any purchase request for any reason.  Generally, the Funds will do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

—
Redeem all shares in your account if your balance falls below the minimum investment amount due to redemption activity.  If, within 30 days of the Funds’ written request, you have not increased your account balance, you may be required to redeem your shares.  The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

—	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds; and
—	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “How to Buy Shares.”

Your financial intermediary may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your financial intermediary for details.

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Inactive Accounts
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Fund Mailings
Statements and reports that the Funds send to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);
•	Annual and semi-annual shareholder reports (every six months); and
•	Quarterly account statements.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

INDEX DESCRIPTIONS

Investors cannot invest directly in an index, although they may invest in the underlying securities.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.  Merger Arbitrage strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.  Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur.  Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits.  Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

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FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations.  Certain information reflects the financial results for a single share of the Funds.  The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.  Financial highlights are not available at this time for the Event Fund because the Fund had not commenced operations as of the date of this Prospectus.

Merger Fund
For a share outstanding throughout the period

Class A Shares	May 1, 2013 through December 31, 2013**		June 29, 2012* through April 30, 2013
Net asset value, beginning of period	$10.29		$10.00

Income from Investment operations:
Net investment loss^	(0.04)		(0.12)
Net realized and unrealized gain on investments	0.40		0.41
Total from investment operations	0.36		0.29

Less distributions:
From net realized gain on investments	(0.44)		----
Total distributions	(0.44)		----
Net asset value, end of period	$10.21		$10.29

Total return	3.54	%+	2.90	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,343		$3,197
Ratio of expenses to average net assets:
Before expense reimbursement	8.29	%++	9.23	%++
After expense reimbursement	3.00	%++	2.50	%++
Ratio of expenses excluding interest expense and dividends on short positions to average net assets:
Before expense reimbursement	7.04	%++	8.48	%++
After expense reimbursement	1.75	%++	1.75	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.81	)%++	(8.20	%)++
After expense reimbursement	(0.52	)%++	(1.47	%)++
Portfolio turnover rate	143.51	%+	37.59	%+
*       Commencement of operations.
**     Effective September 19, 2013, the fiscal year changed from April 30 to December 31.
^       Based on average shares outstanding.
+       Not Annualized.
++     Annualized.

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Merger Fund
For a share outstanding throughout the period

Institutional Class Shares	May 1, 2013 through December 31, 2013**		June 29, 2012* through April 30, 2013
Net asset value, beginning of period	$10.31		$10.00

Income from investment operations:
Net investment loss^	(0.02)		(0.06)
Net realized and unrealized gain on investments	0.40		0.37
Total from investment operations	0.38		0.31

Less distributions:
From net realized gain on investments	(0.44)		----
Total distributions	(0.44)		----
Net asset value, end of period	$10.25		$10.31

Total return	3.73	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,027		$1,100
Ratio of expenses to average net assets:
Before expense reimbursement	8.03	%++	7.50	%++
After expense reimbursement	2.76	%++	2.04	%++
Ratio of expenses excluding interest expense and dividends on short positions to average net assets:
Before expense reimbursement	6.77	%++	6.96	%++
After expense reimbursement	1.50	%++	1.50	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.53	)%++	(6.18	%)++
After expense reimbursement	(0.26	)%++	(0.72	%)++
Portfolio turnover rate	143.51	%+	37.59	%+
*       Commencement of operations.
**     Effective September 19, 2013, the fiscal year changed from April 30 to December 31.
^       Based on average shares outstanding.
+       Not Annualized.
++     Annualized.

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Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

Table of Contents - Kellner Merger and Kellner Event Funds - Prospectus

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FOR MORE INFORMATION

You can find more information about the Kellner Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Funds’ website at www.kellnerfunds.com.  You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 855-KELLNER (855-535-5637) or by writing to:

Kellner Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the U.S. Securities and Exchange Commission in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2014, as supplemented on November 28, 2014

Kellner Merger Fund
Class A	GAKAX
Institutional Class	GAKIX

Kellner Event Fund
Class A	KEFAX
Institutional Class	KEFIX

Each a Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
855-535-5637

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus for the Class A and Institutional Class dated April 30, 2014, as supplemented on, November 28, 2014, and as may be revised from time to time (the “Prospectus”), of the Kellner Merger Fund (the “Merger Fund”) and the Kellner Event Fund (the “Event Fund”) (each a “Fund,” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”).  Kellner Management, L.P. (the “Advisor”) is the Funds’ investment advisor.  A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number above or by visiting the Funds’ website at www.kellnerfunds.com.

The Funds’ financial statements for the fiscal period ended December 31, 2013, are incorporated herein by reference to the Funds’ annual report dated December 31, 2013.  A copy of the annual report may be obtained without charge on the Funds’ website at www.kellnerfunds.com or by calling or writing the Funds as shown above.  Audited financial statements are not available for the Event Fund because the Fund had not commenced operations prior to the date of this SAI.

Note:  The Kellner Merger Fund changed its fiscal year end from April 30 to December 31 in 2013.  Therefore, consistent with the annual shareholder report you received, all financial information within this SAI relates to the fiscal periods from June 29, 2012 (commencement of operations) through April 30, 2013 and May 1, 2013 through December 31, 2013.  Thus, any reference to the 2013 fiscal year refers to the period from May 1, 2013 through December 31, 2013.

TABLE OF CONTENTS

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THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to these Funds.

The Merger Fund commenced operations on June 29, 2012.  The Event Fund had not commenced operations prior to the date of this SAI.

Registration with the SEC does not involve supervision of the management or policies of the Funds.  The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES

The discussion below supplements information contained in the Funds’ Prospectus as to the investment policies and risks of the Funds.

Non-Diversification of Investments
The Funds are non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that there is no restriction as to how much the Funds may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities) of more than 25% of the value of each Fund’s total assets.  In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that a Fund would not, or could not buy.  If this happens a Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

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Risks Associated With Recent Economic Events
The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years.  Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations.  In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  These developments may increase the volatility of the value of securities owned by the Funds.  These developments may also make it more difficult for the Funds to accurately value its securities or to sell its securities on a timely basis.  These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Funds to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers.  Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators.  It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Funds or investments made by the Funds.  Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.  There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses.  Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated.  In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets.  The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk
The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Funds invest, or the issuers of such securities, in ways that are unforeseeable.  Issuers of corporate securities might seek protection under the bankruptcy laws.  Legislation or regulation may also change the way in which a Fund itself is regulated.  Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the Commodity Futures Trading Commission (the “CFTC”) to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Advisor has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Funds.  The Funds and the Advisor are therefore not subject to registration or regulation as a pool operator under the CEA.  In order to claim the Rule 4.5 exemption, the Funds are significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).  As a result, in the future the Funds will be more limited in their ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Advisor to manage the Funds, and on a Fund’s performance.

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The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in each Fund’s portfolio may fluctuate substantially from day to day.  Owning an equity security can also subject the Funds to the risk that the issuer may discontinue paying dividends.

Common Stocks.  A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stocks.  Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure.  Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Rights and Warrants.  The Funds may invest in rights and warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned.  Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  The value of warrants is derived solely from capital appreciation of the underlying equity securities.  Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments.  Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer.  In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date.  Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Corporate Debt Securities
The Funds may invest in fixed-income securities of any maturity including fixed-income securities rated below “investment grade” by one or more recognized statistical ratings organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”).  Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds.  Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets.

The payment of principal and interest on most debt securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations.  During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  If a security’s rating is reduced while it is held by a Fund, the Advisor will consider whether a Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for corporate debt securities are described in Appendix A.

Convertible Securities
The Funds may invest in convertible securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation.  These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates.  While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation.  In such situations, the Funds may have to pay more for a convertible security than the value of the underlying common stock.

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Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers (Event Fund Only)
The Event Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.  Such investments generally trade significantly below par and are considered speculative.  The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors.  While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Event Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer.  The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity.  If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that the Event Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Event Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Event Fund may be required to sell its investment at a loss.  Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Event Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Event Fund’s original investment in a company.  For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions.  The Advisor’s active management style may present a greater risk in this area than would a more passive approach.  In addition, under certain circumstances, payments to the Event Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

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Participation on Creditors’ Committees (Event Fund Only)
The Event Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Event Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Event Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Event Fund will participate on such committees only when the Advisor believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Limited Partnerships and Master Limited Partnerships
The Funds may invest in publicly traded limited partnerships and Master Limited Partnerships (“MLPs”).  MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their earnings in distributions.  Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt.  As such, a significant upward swing in interest rates would drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Small and Medium-Sized Companies
To the extent the Funds invest in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies.  Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies.  Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of each Fund’s portfolio.

Investment Companies
The Funds may invest in shares of other registered investment companies, including exchange-traded funds, money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act.  This may include investments in money market mutual funds in connection with each Fund’s management of daily cash positions.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Initial Public Offerings (“IPOs”) (Event Fund Only)

The Event Fund may invest in IPOs of common stock or other primary or secondary syndicated offerings of equity securities issued by a corporate issuer.  The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors.  The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase.  Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small.  The impact of IPOs on the Fund’s performance may tend to diminish as the Fund’s assets grow.  In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in shares of REITs.  REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code.  Each Fund will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Fund.  Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act.  REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.  In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.  Foreign real estate companies have their own expenses, and each Fund will bear a proportionate share of those expenses.

Foreign Investments
The Funds may invest in securities of non-U.S. issuers (“foreign securities”).  The Funds reserve the right to invest in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Depositary Receipts. Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs.  DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.

ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency.  Such changes will affect the Funds to the extent that the Funds are invested in ADRs comprised of foreign securities.

Taxes.  The interest and dividends payable to the Funds on certain of the Funds’ foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders.  The Funds may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, the Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Funds will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Advisor’s assessment of prevailing market, economic and other conditions.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Foreign Currency Transactions. The Funds may invest in foreign currency exchange transactions.  Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.  Foreign exchange dealers may realize a profit on the difference between the price at which the Funds buy and sell currencies.

Emerging Markets. The Event Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Short Sales
The Funds are authorized to make short sales of securities.  In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, a Fund must borrow the security (generally from the prime broker) in order to make delivery to the buyer.  A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  A Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which a Fund has a short position can range from as little as one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan.  To meet current margin requirements, a Fund is also required to deposit with the broker cash or securities in excess of the current market value of the securities sold short as security for its obligation to cover its short position.  A Fund is also required to segregate or earmark liquid assets on its books to cover its obligation to return the security.

Short sales by the Funds create opportunities to increase each Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Funds in effect profit from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, each Fund’s net asset value (“NAV”) per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Derivative Securities
The Funds may invest in a wide range of derivatives, including call and put options, futures, swaps and forward contracts, for hedging purposes as well as direct investment.  There are risks involved in the use of derivatives, including the risk that the prices of the hedging vehicles may not correlate perfectly with the other securities held by the Funds.  In addition, the Advisor could be incorrect in its expectations for the direction or extent of market movements.  In these events, the Funds could lose money on their derivative instruments.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Purchasing Call and Put Options.  When a Fund purchases a call option, it obtains the right to purchase the underlying instrument at the option’s strike price.  In return for this right, a Fund pays the current market price for the option (known as the “option premium”).  A Fund may purchase call options to offset or hedge against an increase in the market value of its short positions or to benefit from an increase in the price of securities that it does not own.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument increased above the exercise price sufficiently to cover the premium paid and related transaction costs.  However, if the price of the underlying instrument does not rise enough to offset the cost of purchasing the option, a call buyer would lose the premium and related transaction costs.

Put options are similar to call options, except that a Fund obtains the right to sell, rather than purchase, the underlying instrument at the option’s strike price.  In return for this right, a Fund pays the option premium.  A Fund may purchase put options to offset or hedge against a decline in the market value of its securities or to benefit from a decline in the price of securities that it does not own.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument decreased below the exercise price sufficiently to cover the premium paid and related transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either buying (in the case of a call option) or selling (in the case of a put option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

Selling (Writing) Call and Put Options.  When a Fund writes a call option it expects to profit if prices remain the same or fall.  A Fund receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period.  If the call is exercised, a Fund must deliver the underlying security in return for the exercise price.

A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls, a Fund would expect the option to expire and the premium it received to offset some or all of the decline of the security’s value.  However, if the security increases in value a Fund must be prepared to deliver the underlying security in exchange for the exercise price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

When a Fund writes a put option it expects to profit if prices remain the same or rise.  A Fund receives a premium and gives the purchaser the right to sell the underlying security at any time during the put period at a fixed exercise price regardless of market price changes during the put period.  If the put is exercised, a Fund must purchase the underlying security at the exercise price.

A Fund could try to hedge against an increase in the value of securities in which it has a short position by writing a put option.  If the price of that security rises, a Fund would expect the option to expire and the premium it received to offset some or all of the increase in the security’s value.  However, if the security decreases in value a Fund must be prepared to receive the underlying instrument in exchange for the exercise price, which may deprive it of the opportunity to profit from a decrease in the market price of the securities it had a short position in.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

A Fund is only permitted to write covered options.  A Fund can cover a call option by owning:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the basket of securities that corresponds to the index.

A Fund can cover a put option by:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market, rather than price fluctuations in a single security.

Futures and Options on Futures.  A Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place.  For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes.  A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A Fund may purchase and write (sell) call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

When a purchase or sale of a futures contract is made by a Fund, a Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  A Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  Each day a Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract.  This process is known as “marking to market”.  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily NAV, a Fund will mark to market its open futures positions.  A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund.  Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, a Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in a Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to a Fund.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate a Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses.  In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.  In such situations, if a Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect a Fund’s performance.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Equity Swap Agreements.  The Funds may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Funds than if the Funds had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap;”

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor;” and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Each Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the Funds by the Internal Revenue Code may limit each Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Additional Swap Agreements for the Event Fund.  The Event Fund may enter into interest rate, index, currency exchange rate, total return and security swap agreements for purposes of attempting to obtain some or all of its long and short exposures.  As mentioned, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days or weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated “notional amount”, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities.  The “notional amount” of a swap agreement is only a hypothetical basis on which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Swap agreements typically calculate and settle the obligations of the parties on a “net basis” with a single payment.  Consequently, a mutual fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Event Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” by marking as segregated unencumbered cash, U.S. government securities, equity securities or other liquid, unencumbered assets in the Fund’s portfolio, marked-to-market daily.  Any obligations “covered” in such a manner will not be construed to be “senior securities” for purposes of the Event Fund’s fundamental investment restriction concerning senior securities, or borrowing for purposes of the Fund’s fundamental investment restriction concerning borrowing.  This segregation or “covering” is designed to ensure that the Event Fund has assets available to satisfy its obligations under a swap agreement, but will not, however, limit the Fund’s exposure to loss under a swap agreement.

The counterparty to each swap agreement, initially or in the future, is expected to be a large financial institution, but counterparties may include banks, investment banking firms or broker-dealers.  A counterparty will generally agree to pay the Event Fund the amount, if any, by which the notional amount of a swap agreement would have increased in value had it been invested in the particular securities underlying the agreement, plus the dividends that would have been received on those securities, plus the interest that would have been earned on the proceeds of the short sales underlying the short sale portfolio.  The Event Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the long portfolio of a swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities, plus the dividends that would have been received on the securities sold short underlying the short sale portfolio.  Under a swap agreement, the Event Fund will pay financing charges to the counterparty based on the notional amount of exposures, and the Fund will also pay transaction costs when it changes exposures to stipulated underlying investments, including brokerage commissions and stamp taxes.  Although the Event Fund will not itself be trading in underlying investments, the counterparty will charge that Fund as if it was trading directly. These charges permit the counterparty, if it desires to hedge its obligations to the Fund, to recover the costs of any such hedging.  In addition, the Fund will pay the counterparty amounts equal to any dividends paid on securities to which that Fund has short exposures.

For swaps entered into by the Event Fund, payments may be made at the conclusion of a swap agreement or periodically during its term.  The timing and character of any income, gain or loss recognized by the Fund on the payment or payments made or received on a swap agreement will vary depending upon the terms of the particular swap agreement.  Because the Event Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, it will realize ordinary income and short-term capital gains, if any, that, when distributed to its shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

The Event Fund’s swap agreements will be segregated or “covered,” as described above, in order to ensure that that Fund has assets available to satisfy its obligations under a swap agreement.  Segregation or “covering” will not, however, limit the Fund’s exposure to loss.  The swap agreements the Event Fund uses involve leverage.  Use of leverage involves special risks and is speculative.  Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the amount that the Fund has invested.  Leverage creates the potential for greater gains to shareholders and the risk of magnified losses to shareholders, depending on market conditions and the Fund’s particular exposures.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

In the normal course of business, the Event Fund enters into swap agreements with certain counterparties based on International Swaps and Derivatives Association, Inc. (“ISDA”) forms of agreement.  These agreements contain, among other conditions, events of default and termination events, and various covenants and representations.  The ISDA agreements may contain provisions that require the Event Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of that Fund’s net asset value over specific periods of time.  If the Event Fund were to trigger such provisions, a counterparty to an ISDA agreement could elect to terminate the agreement and request immediate payment in an amount equal to the net liability of open positions, if any, under the agreement.

Whether the Event Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to the Event Fund’s interest.  The Fund bears the risk that the Advisor will not accurately forecast future market trends or the values of assets or other economic factors in establishing swap positions for the Event Fund.

Using any swap agreement will expose the Event Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to the Fund.  A number of factors may prevent the Event Fund from achieving desired correlation.  These may include, but are not limited to: (i) the impact of Fund fees, expenses and transaction costs, including financing and brokerage costs/bid-ask spreads, (ii) to the extent the counterparty hedges its obligations to the Event Fund by entering into short sales (and thereby borrows shares from a beneficial owner), and a beneficial owner of a security sold short recalls the security from the counterparty for voting or other reasons and replacement securities cannot be obtained, such Fund may be forced to settle the exposure at a time which may not be advantageous, (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Event Fund invests or to which it has exposures, (iv) large or unexpected movements of assets into and out of the Fund (due to share purchases or redemptions, for example), (v) the impact of accounting standards or changes thereto, and (vi) a possible need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Swap agreements do not involve the delivery of securities or other underlying assets, but are contracts with another party.  While many swap agreements will be required to be centrally-cleared, the Event Fund’s swap agreements may not be eligible for or subject to central clearing.  Accordingly, if a swap agreement is entered into on a net basis and the counterparty defaults or is unwilling to perform its obligations, the Event Fund risks losing the net amount of payments that the Fund is contractually entitled to receive, if any.  If such a default occurs, the Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Event Fund’s rights as a creditor.  Further, the swap counterparty’s obligations to the Fund likely will not be collateralized.  The Event Fund will not enter into a swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy.

The counterparty to a swap agreement may be unwilling to continue to enter into swap agreements, or may increase its fees or collateral requirements, which could impair the Event Fund’s ability to achieve its investment objective.  The counterparty may have rights to terminate the swap that are beyond the control of the Event Fund, and could impact the Fund’s ability to continue to enter into swap agreements, which could also impair the Fund’s ability to achieve its investment objective.  In addition, the counterparty to a swap agreement may be subject to restrictions, or may impose restrictions on the Event Fund, that limit the Fund’s ability to obtain exposure to particular equity securities to which it may otherwise desire to obtain exposures.  In these cases, if the Event Fund is not able to invest directly in the security, it would have to forego the investment opportunity.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Because swap agreements are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Event Fund’s limitations on investments in illiquid securities.  Only the net amount due to the Fund under the swap agreements is used to determine if more than 15% of the Event Fund’s net assets are held in illiquid securities.  The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Event Fund’s swap agreements.  To the extent a swap agreement is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Pursuant to final interpretations issued by the CFTC and the Commission, the swaps used by the Event Fund have become subject to both CFTC and Commission regulation.  The impact of these new requirements on the Fund and its counterparties is uncertain.  However, they may cause counterparties to increase collateral or margin requirements, increase fees charged to the Fund or make them less willing to enter into swap agreements with the Event Fund in the future, which could reduce investment returns or harm the Fund’s ability to implement its investment strategy.

Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Event Fund’s ability to use swap agreements.  The swaps market is largely unregulated and has been the subject of scrutiny during the recent turbulence in the financial markets.  It is possible that developments in the swaps market, including further government regulation or increased margin or collateral requirements dictated by new regulations or the marketplace, may limit or prevent the Event Fund from using swap agreements as a part of its investment strategy, increase expenses charged to the Fund or adversely affect the Event Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Limits or restrictions applicable to the counterparties with which the Fund enters into swap agreements could also impact the Fund’s use of swap agreements.

Swaps are instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments.  Swap agreements are subject to risks of mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, the inability of counterparties to perform, and the ability of counterparties to terminate swap agreements generally at any time.  The use of a swap agreement requires an understanding not only of the underlying securities or positions, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Contracts for Differences.  The Event Fund may invest in contracts for differences.  A contract for difference is a contract which one party agrees to pay the other party an amount of money based on the difference between the current value of a security or instrument and its value on a specified date in the future. Contracts for differences are similar to total return swaps and allow the Event Fund to take a long or short position without having to own the reference security or index.

Forward Currency Contracts.  The Funds may enter into forward currency contracts.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

When-Issued Securities
The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month.  The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in each Fund’s NAV.  During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to a Fund.  At the time of settlement, the market value of the security may be more or less than the purchase price.

Fixed Income Securities (Event Fund Only)
The market value of the fixed income investments in which the Event Fund may invest will change in response to interest rate changes and other factors.  During periods of declining interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Event Fund’s net asset value (“NAV”).  Additional information regarding fixed income securities is described below:

•
Duration.  Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates.  For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent.  Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•
Variable and Floating Rate Securities.  Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Asset-Backed Securities (Event Fund Only)
The Event Fund may invest in asset-backed securities.  Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust.  Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, these securities may exhibit additional volatility.  This is known as extension risk.  In addition, these securities are subject to prepayment risk, which is the risk that when interest rates decline or are low but are expected to rise, borrowers may pay off their debts sooner than expected.  This can reduce the returns of the Event Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.  This is also known as contraction risk.  These securities also are subject to risk of default on the underlying assets, particularly during period of economic downturn.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Mortgage-Backed Securities (Event Fund Only)
The Event Fund may invest in mortgage-backed securities.  Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund.  The value of a mortgage-backed security, like that of a traditional fixed-income security, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty.  The price paid by the Event Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages.  In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities.  Moreover, when the Event Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Municipal Securities (Event Fund Only)
The Event Fund may invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works.  They are also issued to repay outstanding obligations, to include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates.  Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost.  Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost.  (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)  Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities market; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  Further, any adverse economic conditions or developments affecting the states or municipalities could impact Municipal Securities.

Loan Assignments and Participations (Event Fund Only)
The Event Fund will purchase secured and unsecured corporate loans primarily through assignments.  The Event Fund may also purchase such loans through participations.  When the Event Fund buys a loan through an assignment, it becomes a direct lender to the issuer of such loan, is granted rights under the loan agreement, and assumes only the credit risk associated with the issuer.  Loan participations, on the other hand, represent only a right to participate in the repayment of the loan by the corporate borrower.  In purchasing participations, the Event Fund will have a contractual relationship only with the selling institution, and not the corporate borrower.  This means the Event Fund assumes the credit risk of both the corporate borrower and the selling institution.  Additionally, the Event Fund generally will have no right to directly enforce compliance by the borrower with the terms of the commercial loan, nor any rights of set-off against the borrower, nor will it have the right to object to certain changes to the loan agreement agreed to by the selling institution.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

U.S. Government Obligations
The Funds may make short-term investments in U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.  The Funds will not be eligible to distribute exempt-interest dividends to its shareholders, even if its investments include mutual funds that hold U.S. Government or municipal obligations that generate tax-exempt interest.

Illiquid Securities
As a non-principal strategy, each Fund may hold up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Advisor is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).  A Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which a Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  A Fund is permitted to sell restricted securities to qualified institutional buyers.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Borrowing
Subject to the limitations described under “Investment Restrictions” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes.  Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.  This borrowing may be secured or unsecured.  Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes.  Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells holdings at that time.  Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any.  A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Securities Lending
Each Fund may lend its portfolio securities in order to generate additional income.  Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  Generally, a Fund may lend portfolio securities to securities broker-dealers or financial institutions if:  (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by a Fund at any time; (3) a Fund receives reasonable interest or fee payments on the loan, as well as any dividends, interest, or other distributions on the loaned securities; (4) the Advisor is able to call loaned securities in order to exercise all voting rights with respect to the securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of a Fund’s assets.  As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of a Fund.  All investments made with the cash collateral received are subject to the risks associated with such investments.  If such investments lose value, a Fund will have to cover the loss when repaying the collateral.  Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at a Fund’s risk.

Short-Term, Temporary, and Cash Investments
The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Securities” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that each Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, each Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s, “Prime-1” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix B.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

INVESTMENT RESTRICTIONS
For the Merger Fund

The Trust (on behalf of the Merger Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

1.
The Fund has elected to qualify as non-diversified series of the Trust.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Fund intends to continue to comply with certain diversification requirements imposed by the Code.  Pursuant to these requirements, the Fund, among other things, will not invest more than 25% of its assets in the securities of any one issuer (other than U.S. Government securities) and, with respect to 50% of its total assets, will not invest more than 5% of its total assets in the securities of any issuer and will not purchase more than 10% of the outstanding voting securities of any one issuer.

Additionally, the Fund may not :

2.	Borrow money in an amount not to exceed 33 1/3% of the value of its total assets, except as permitted under the 1940 Act.

3.
Issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contracts or repurchase transactions,  and except as permitted under the 1940 Act.

4.
Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

5.	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities.

6.
Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

7.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

8.	Make loans to others, except as permitted under the 1940 Act.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies, except as permitted under the 1940 Act.

3.	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

INVESTMENT RESTRICTIONS
For the Event Fund

The Trust (on behalf of the Event Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Borrow money in an amount not to exceed 33 1/3% of the value of its total assets, except as permitted under the 1940 Act.

2.
Issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, swaps, currency contracts or repurchase transactions, and except as permitted under the 1940 Act.

3.
Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

4.	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities.

5.
Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

7.	Make loans to others, except as permitted under the 1940 Act.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote.  The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies, except as permitted under the 1940 Act.

3.	Hold, in the aggregate, more than 15% of its net assets in illiquid securities.

PORTFOLIO TURNOVER

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

High portfolio turnover generally results in the distribution of short-term capital gains which are taxed at the higher ordinary income tax rates.  For the following fiscal periods indicated below, the Merger Fund’s portfolio turnover rate was as follows:

Merger Fund	May 1, 2013 through December 31, 2013	June 29, 2012* through April 30, 2013
	143.51%	37.59%
* The Merger Fund commenced operations on June 29, 2012; therefore, the portfolio turnover rate is shown for a partial year.  The Event Fund does not have any portfolio turnover to report as it had not commenced operations prior to the date of this SAI.

PORTFOLIO HOLDINGS POLICY

The Advisor and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds.  These portfolio holdings disclosure policies have been approved by the Board.  Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Trust’s portfolio holdings disclosure policies, information about each Fund’s portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to USBFS and the Trust’s Board of Trustees, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee.

Certain of the persons listed above receive information about each Fund’s portfolio holdings on an ongoing basis.  The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders.  These persons include:

▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information on the 60th day following the end of a calendar quarter; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: USBFS; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Paul Hastings and Tait, respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above are made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.

The CCO or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and their shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Advisor, Distributor or any affiliated person of the Funds.  No consideration may be received by the Funds, the Advisor, any affiliate of the Advisor or their employees in connection with the disclosure of portfolio holdings information.  The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

MANAGEMENT

The overall management of the Trust’s business and affairs is invested with its Board.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent, each as defined below.  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies and policies and to the general supervision of the Board.  The Trustees and officers of the Trust, their ages, and positions with the Trust, terms of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below.

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Independent Trustees(1)
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Donald E. O’Connor (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Trustee, The Forward Funds (31 portfolios).
George J. Rebhan (age 80) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

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Interested Trustee
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held(3)
Joe D. Redwine(4) (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds).

Officers
Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 47) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 43) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Albert Sosa (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).

Michael L. Ceccato (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).

Jeanine M. Bajczyk, Esq. (age 49) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (May 2006 to present).

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(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2014, the Trust was comprised of 44 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the advisers, distributor, administrator, custodian and transfer agent.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  It has established three standing committees, an Audit Committee, a Nominating Committee, and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees,” below.  Currently, more than seventy-five percent (75%) of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Advisor or its affiliates or any other investment adviser in the Trust, and each of the Audit Committee, Nominating Committee and QLCC are comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Chairman of the Board is the Chief Executive Officer of the Trust and a Trustee; he is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s “Distributor” and principal underwriter.  He is also the President and CEO of the Administrator to the Trust.  The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust.  The Trust has appointed George J. Rebhan as lead Independent Trustee, who acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

The Board reviews its structure annually.  The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chairman positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust.  The Board has also determined that the appointment of a lead Independent Trustee, the function and composition of the Audit Committee, the Nominating Committee, and the QLCC are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

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Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets regularly with the CCO to discuss compliance and operational risks.  The Audit Committee also meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the Advisor and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years.  They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes.  The information provided below, and in the table above, is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Gail S. Duree.  Ms. Duree has served as a trustee and chair on a mutual fund board and is experienced in financial, accounting and investment matters through her experience as past audit committee chair of a mutual fund complex as well as through her service as Treasurer of a major church from 1999 to 2009.  Ms. Duree also serves as director of a collegiate housing management company and has served as a director of a philanthropic organization where she sat as chair of the finance committee.  Ms. Duree serves as the Trust’s Audit Committee Financial Expert.

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Donald E. O’Connor.  Mr. O’Connor has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of The Forward Funds, Inc. and his prior position as Chief of the Branch of Market Surveillance at the SEC.  Mr. O’Connor also has substantial experience in mutual fund operations through senior positions at industry trade associations, including Vice President of Operations for the Investment Company Institute covering accounting, transfer agent and custodian industry functions and Chief Operating Officer of ICI Mutual, a captive insurance company focused exclusively on the insurance needs of mutual funds, their directors, officers, and advisers.

George J. Rebhan.  Mr. Rebhan has served on a number of mutual fund boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a trustee of E*Trade Funds and as President of the Hotchkis and Wiley mutual fund family.  Mr. Rebhan also has substantial investment experience through his former association with a registered investment adviser.

Joe D. Redwine.  Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his position as President and CEO of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has extensive experience consulting with investment advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.

George T. Wofford.  Mr. Wofford is experienced in financial, accounting, regulatory and investment matters through his executive experience as a Senior Vice President of Federal Home Loan Bank of San Francisco (“FHLB-SF”) where he was involved with the development of FHLB-SF’s information technology infrastructure as well as legal and regulatory financial reporting.

Board Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC and the Nominating Committee.  There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.  The Trust’s committee structure is specifically not intended or designed to prevent or mitigate each Fund’s investment risks.  Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  Ms. Duree is the chairperson of the Audit Committee.  The Audit Committee meets regularly with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of a Fund’s pricing and financial reporting.  During the Funds’ fiscal period ended December 31, 2013, the Audit Committee met once with respect to the Merger Fund.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”).  An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  During the Funds’ fiscal period ended December 31, 2013, the QLCC did not meet with respect to the Funds.

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The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  Ms. Duree and Messrs. O’Connor, Rebhan and Wofford comprise the Nominating Committee.

The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.  During the Funds’ fiscal period ended December 31, 2013, the Nominating Committee met once with respect to the Funds.

Additionally, the Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of representatives from the Administrator’s staff.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.  During the Funds’ fiscal period ended December 31, 2013, the Valuation Committee met thirteen times with respect to the Merger Fund.

Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Funds as of the calendar year ended December 31, 2013.

As of December 31, 2013, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor, or an affiliate of the Advisor or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.  In addition, during the  two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.

Compensation
Effective January 1, 2014, the Independent Trustees each receive an annual retainer of $65,000 allocated among each of the various portfolios comprising the Trust, an additional $2,000 per regularly scheduled Board meeting, and an additional $500 per special telephonic meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.  The lead Independent Trustee and chair of the Audit Committee each receive a separate annual fee of $10,000 and $5,000, respectively, provided that the separate fee for the chair of the Audit Committee will be waived if the same individual serves as both lead Independent Trustee and Audit Committee chair.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the compensation received by the Independent Trustees from the Merger Fund for the fiscal period ended December 31, 2013, as well as the anticipated compensation to be received by the Independent Trustees from the Event Fund for the fiscal year ending December 31, 2014.

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	Aggregate Compensation from the Merger Fund(1)	Estimated Aggregate Compensation from the Event Fund(2)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(3)
Gail S. Duree(4)	$1,419	$1,421	None	None	$2,840
Donald E. O’Connor	$703	$1,660	None	None	$2,363
George J. Rebhan	$703	$1,882	None	None	$2,585
George T. Wofford	$702	$1,660	None	None	$2,362
Joe D. Redwine	$0	$0	None	None	$0
(1)	For the Merger Fund’s fiscal period ended December 31, 2013.
(2)	For the Event Fund’s fiscal year ending December 31, 2014. The Event Fund had not commenced operations prior to the date of this SAI.
(3)
There are currently numerous portfolios comprising the Trust.  The term “Fund Complex” applies only to the Funds.  For the fiscal period ended December 31, 2013, aggregate Independent Trustees’ fees were $95,250.

(4)	Effective March 1, 2014, Ms. Duree was appointed as an Independent Trustee. Aggregate compensation from the Funds for Ms. Duree is estimated for the fiscal year ending December 31, 2014.

CODES OF ETHICS

The Trust, the Advisor and the Distributor, as defined below, have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, access persons of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures which provide that the Advisor will make all decisions related to proxy voting solely in the best interest of its clients, and will act in a prudent and diligent manner intended to enhance the economic value of the assets of a client’s account.

Voting Guidelines
Each proxy issue will be considered individually.  The following is a list of issues and voting responses to be used as a guideline in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:	Oppose
a.	Proposals to stagger board members’ terms;
b.	Proposals to limit the ability of shareholders to call special meetings;
c.	Proposals to require super majority votes;

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d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
e.	Proposals regarding “fair price” provisions;
f.	Proposals regarding “poison pill” provisions; and
g.	Proposals permitting “green mail”.
2.	Providing cumulative voting rights	Oppose
3.	“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose
4.	Election of directors recommended by management, except if there is a proxy fight.	Approve
5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve
6.	Date and place of annual meeting.	Approve
7.	Limitation on charitable contributions or fees paid to lawyers.	Approve
8.	Ratification of directors’ actions on routine matters since previous annual meeting.	Approve
9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.  The Advisor will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability	Approve
11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.  The Advisor generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve
13.	Establish 401 (k) Plan	Approve
14.	Pay directors solely in stocks	Case-by-Case
15.	Eliminate director mandatory retirement policy	Case-by-Case
16.	Rotate annual meeting location/date	Case-by-Case
17.	Option and stock grants to management and directors	Case-by-Case
18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

Where a proxy proposal raises a material conflict between Advisor’s interests and a client’s interest, the Advisor will resolve such a conflict in the manner as follows.

Vote in Accordance with the Guidelines.

To the extent that the Advisor has little or no discretion to deviate from the guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

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Obtain Consent of Clients.

To the extent that Advisor has discretion to deviate from the guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Advisor’s conflict so that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.

Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendation is received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendation is not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The operations officer in consultation with the portfolio manager will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Advisor will be addressed as described above.

The Trust is required to file a Form N-PX, with the Funds’ complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year.  The Funds’ proxy voting records are available without charge, upon request, by calling toll-free 855-KELLNER (855-535-5637) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS,
AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Funds.

As of October 31, 2014, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

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Merger Fund – Class A
Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Hitherlane Partners LLC c/o Kellner Management, L.P. 900 Third Avenue, Suite 1401 New York, NY 10022	Kellner Capital, LLC	DE	30.79%	Record

UBS WM USA 1000 Harbor Blvd 5th Fl. Weehawken, NJ 07086-6761	UBS Americas, Inc.	DE	32.66%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	16.88%	Record

Wedbush Securities 1000 Wilshire Blvd Los Angeles, CA 90017-2457	N/A	N/A	5.44%	Record

Merger Fund – Institutional Class
Name and Address	Parent Company	Jurisdiction	% of Ownership	Type of Ownership
Interactive Brokers LLC 2 Pickwick Plz – 2nd Floor Greenwich, CT 06830	IBG Holdings LLC	DE	31.99%	Record

UBS WM USA 1000 Harbor Blvd 5th Fl. Weehawken, NJ 07086-6761	UBS Americas, Inc.	DE	31.99%	Record

Peter B. Kellner c/o Richmond Global 900 Third Avenue, Suite 1401 New York, New York 10022	N/A	N/A	9.14%	Beneficial

Management Ownership Information.  As of March 31, 2014, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of the Funds.

THE FUNDS’ INVESTMENT ADVISOR

Kellner Management, L.P., 900 Third Avenue, Suite 1401, New York, New York 10022, acts as investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  George A. Kellner, founder of the Advisor, is the sole control person of the Advisor through his ownership interest.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and payable monthly.  For its services, the Merger Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.25% of the Fund’s average daily net assets up to $2 billion in assets, 1.125% on assets between $2 billion to $4 billion, and 1.00% on assets in excess of $4 billion.  The Event Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.50% of the Fund’s average daily net assets.

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After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In addition to the management fees payable to the Advisor, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the SAI of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Though the Fund is responsible for its own operating expenses, the Advisor has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest and dividend expense on securities sold short, taxes and extraordinary expenses) to the limits set forth in the Annual Fund Operating Expenses table of the Prospectus.  Any such waivers made by the Advisor in its management fees or payment of expenses which are the Fund’s obligation are subject to recoupment by the Advisor from the Fund, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to recoup only for management fee waivers and expense payments made in the previous three fiscal years.  Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts.  Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.

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For the following fiscal periods indicated below, the Merger Fund paid the following fees to the Advisor:

	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fees Paid to Advisor
Fiscal Period Ended December 31, 2013*	$37,148	$37,148	$0	$0
Fiscal Period Ended April 30, 2013**	$34,924	$34,924	$0	$0
*	The Event Fund had not commenced operations prior to the date of this SAI.
**	The Merger Fund commenced operations on June 29, 2012; therefore, the amount shown is for a partial year. In addition, prior to September 19, 2013, the Merger Fund’s fiscal year ended April 30.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares.  The offering of each Fund’s shares is continuous.  The Distributor, USBFS, and Custodian are all affiliated companies.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Class A shares of each Fund pay the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A shares.  The Plan provides that the Distributor may use all or any portion of such fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Plan, or to provide certain shareholder services.  Amounts paid under the Plan, by each Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of a Fund’s Class A shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.  In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of a Fund.  The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of a Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to a Fund in servicing such shareholders.  The services provided by the administrators pursuant to the Plan are designed to provide support services to a Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding a Fund and providing other services to a Fund as may be required.

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Under the Plan, the Trustees are furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made.  The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons.  Continuation of the Plan is considered by such Trustees no less frequently than annually.  With the exception of the Distributor in its capacity as a Fund’s principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of Fund assets to finance the distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

For the fiscal year indicated below, distribution-related expenditures primarily intended to result in the sale of the Fund’s Class A shares that were made by the Merger Fund totaled $5,542.  The following table shows the dollar amounts by category allocated to the Merger Fund’s Class A shares for distribution-related expenses:

Class A Shares
Actual Rule 12b-1 Expenditures Paid by the Merger Fund During the Fiscal Period May 1, 2013 through December 31, 2013*
Total Dollars Allocated
Advertising/Marketing	$2,658
Printing/Postage	$282
Payment to distributor	$1,115
Payment to dealers	$1,487
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$0
Other	$0
Total	$5,542
* The Event Fund had not commenced operations prior to the date of this SAI.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds.  Such payments may be divided into categories as follows:

Support Payments.  Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between a Fund’s representatives and financial intermediaries and its sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.  The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

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The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Funds.  USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, each Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and a Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of each Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.  Additionally, the Administrator provides CCO services to the Trust under a separate agreement.  The cost of the CCO’s services is charged to the Funds and approved by the Board annually.

The Merger Fund paid the following fees to USBFS for administration and fund accounting services during the fiscal periods shown below:

Fiscal Period May 1, 2013 through December 31, 2013	Fiscal Period June 29, 2012* through April 30, 2013
$63,106	$78,293
* The Merger Fund’s commencement of operations was June 29, 2012.  The Event Fund had not commenced operations prior to the date of this SAI.

Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of each Fund’s assets, holds each Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties.  The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds.  The Administrator, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp.   The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

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Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP (“Tait”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, whose services include auditing each Fund’s financial statements and the performance of related tax services.

Paul Hastings LLP (“Paul Hastings”), 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust.  Paul Hastings also serves as independent legal counsel to the Board of Trustees.

PORTFOLIO MANAGERS

George Kellner and Christopher Pultz are the portfolio managers principally responsible for the day-to-day management of the Merger Fund’s portfolio.  George Kellner, Christopher Pultz and Sherri Andrews are the portfolio managers principally responsible for the day-to-day management of the Event Fund’s portfolio.  The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories as of December 31, 2013 for Mr. Kellner and Mr. Pultz and as of October 31, 2014 for Ms. Andrews.

George Kellner
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$59.2 million	1	$59.2 million
Other Accounts	1	$40 million	1	$40 million

Christopher Pultz
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$59.2 million	1	$59.2 million
Other Accounts	1	$40 million	1	$40 million

Sherri Andrews

Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$49.9 million	1	$49.9 million
Other Accounts	0	$0	0	$0

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Material Conflicts of Interest. The Advisor does not believe that material conflicts of interest exist between the management of the Funds and other Advisor accounts.  The Funds and the other accounts managed by the portfolio managers are similarly managed and follow strict and detailed written allocation procedures designed to allocate security purchases and sales between all accounts in a fair and equitable manner.  All trade allocations are subject to review by the Advisor’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Advisor.

Compensation.  Mr. Kellner is paid a base salary and as the majority member, shares in the net income of the Advisor.  Mr. Pultz and Ms. Andrews are both paid a base salary and share in the incentive fees earned on the portfolios they manage.

Securities Owned in the Fund by the Portfolio Managers.  As of December 31, 2013, the portfolio managers owned the following securities in the Merger Fund:

Portfolio Manager	Dollar Range of Securities in the Merger Fund Beneficially Owned*
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001- $1,000,000, Over $1,000,000)
George Kellner	Over $1,000,000
Christopher Pultz	$10,001-$50,000
* The Event Fund had not commenced operations prior to the date of this SAI.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute each Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will seek best execution.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of each Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.

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While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for each Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Advisor, even if the specific services are not directly useful to a Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for each Fund may be made ”pari passu” with those of other client accounts or pooled investment vehicles managed or advised by the Advisor.  It is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or pooled investment vehicles.  In such event, the position of a Fund and such client account(s) or pooled investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts or pooled investment vehicles seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or pooled investment vehicles simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between a Fund and all such client accounts or pooled investment vehicles in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned.  In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for a Fund.

For the fiscal periods shown below, the Merger Fund paid brokerage commissions as follows:

May 1, 2013 through December 31, 2013*	June 29, 2012** through April 30, 2013
$9,087	$7,869
*	The Event Fund had not commenced operations prior to the date of this SAI.
**	The Merger Fund’s commencement of operations.

The following table indicates the portion of the Merger Fund’s aggregate brokerage for the fiscal period May 1, 2013 through December 31, 2013 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Fund with research services.

Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$15,092,472	$9,087
* The Event Fund had not commenced operations prior to the date of this SAI.

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The Merger Fund did not acquire securities of its regular brokers or dealers during the fiscal period ended December 31, 2013.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares
You may purchase shares of the Funds from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Funds.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Class A shares of the Funds is the NAV per share plus any applicable sales charge, and for Institutional Class shares is the NAV per share.  Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order.  In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, and (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of a Fund.  The Advisor reserves the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor and the Board.

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Funds or through your Financial Intermediary.

Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Funds and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If USBFS fails to employ reasonable procedures, the Funds and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

DETERMINATION OF SHARE PRICE

The NAV of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is calculated by adding the value of all securities and other assets attributable to each Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to each Fund (including accrued expenses).

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

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A Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.  The Advisor anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

An option that is written or purchased by a Fund shall be valued using composite pricing via the National Best Bid and Offer quotes.  Composite pricing looks at the last trade on the exchange where the option is traded.  If there are no trades for an option on a given business day, as of closing, a Fund will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  For options where market quotations are not readily available, fair value shall be determined by the Trust’s Valuation Committee.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of s Fund’s assets).  Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.  A distribution, weather in cash or in-kind is a taxable event.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio.  If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption.  A Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request.  If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely.  Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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Sales Charges and Dealer Reallowance
Class A shares of the Funds are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) of up to 0.25% of average daily net assets that are assessed against the shares of the Funds.

If you purchase Class A shares of the Funds you will pay the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows and the dealer reallowance is as shown in the far right column:

Amount of Transaction	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.75%
$50,000 to $99,999	4.75%	4.99%	4.75%
$100,000 to $249,999	3.75%	3.83%	3.75%
$250,000 to $499,999	2.50%	2.56%	2.50%
$500,000 to $999,999	2.00%	2.04%	2.00%
$1,000,000 or more(2)	0.00%	0.00%	0.00%
(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
The Transfer Agent will assess Class A purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within twelve months from the date of purchase, unless the dealer of record waived its commission.  The 1.00% is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Breakpoints/Volume Discounts and Sales Charge Waivers

Reducing Your Sales Charge.  You may be able to reduce the sales charge on Class A shares of a Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares within 120 days of the date of the redemption.

•
By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Purchases made during the 90 days prior to signing an LOI can be taken into consideration towards fulfillment of the LOI, no sales charge adjustment will be made to these purchases.  The reduced sales charge will only apply to new purchases.  Reinvested dividends and capital gains do not count as purchases made during this period.  A Fund’s transfer agent will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid.  Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount. For example, an investor has $4,000 to invest in a Fund, but intends to invest an additional $4,000 per month for the next 13 months for a total of $56,000.  Based on the above breakpoint schedule, by signing the LOI, the investor pays a front-end load of 4.75% rather than 5.75%.  If the investor fails to meet the intended LOI amount in the 13-month period, however, the mutual fund company will charge the higher sales load retroactively.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

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Rights of Accumulation (“ROA”) allow you to combine Class A shares you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of a Fund already owned and adding the dollar amount of your current purchase.  For example, an individual has a $56,000 investment in a Fund, which was sold with a 4.75% front-end load.  The investor intends to open a second account and purchase $50,000 of a Fund.  Using ROA, the new $50,000 investment is combined with the existing $56,000 investment to reach the $100,000 breakpoint, and the sales charge on the new investment is 3.75% (rather than the 4.75% for a single transaction amount).

Eligible Accounts.  Certain accounts may be aggregated for ROA eligibility, including your current investment in a Fund, and previous investments you and members of your primary household group have made in a Fund, provided your investment was subject to a sales charge.  (Your primary household group consists of you, your spouse and children under age 21 living at home.)  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	Individual or joint accounts held in your name;

•	Coverdell Education Savings Accounts and UGMA/UTMA accounts for which you or your spouse is parent or guardian of the minor child;

•	Trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

•	Accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation;

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Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” or through an omnibus account maintained with a Fund by a broker-dealer; and

The following accounts are not eligible to be included in determining ROA eligibility;

•	Investments in Class A shares where the sales charge was waived.

Waiving Your Sales Charge. The Advisor reserves the right to waive the sales charges for certain groups or classes of shareholders.  If you fall into any of the following categories, you can buy Class A shares at NAV per share without a sales charge:

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

•	Current and retired employees, directors/trustees and officers of:
o	Advisors Series Trust;
o	Kellner Management, L.P. and its affiliates; and
o	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Current employees of:
o	the Fund’s Transfer Agent;
o	broker-dealers who act as selling agents; and
o	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with a Fund’s distributor that allows for load-waived Class A purchases.

•	Shareholders buying direct through a Fund’s distributor without advice of a registered broker.

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Client accounts of broker-dealers or registered investment advisers with such broker-dealers with which a Fund’s distributor has an agreement for the use of a Fund in particular investment products or programs or similar situations.

•	Current registered representatives and other full-time employees of participating brokers or such persons’ spouses for trust or custodial accounts for their minor children.

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Shares acquired by a financial intermediary that the financial intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment adviser, whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with a Fund’s distributor authorizing the sale of Fund shares.

The Trust also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here.  Contact your selling agent for further information.

DISTRIBUTIONS AND TAX INFORMATION
Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually.  Also, each Fund typically distributes any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Tax Information
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Funds, as a series of the Trust, intend to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided they comply with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Funds’ policy is to distribute to its shareholders all of its investment company taxable income and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.  However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes.  To avoid the non-deductible excise tax, the Funds must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Funds or shareholders.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

Net investment income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Funds.  Capital losses sustained and not used in a taxable year beginning after December 22, 2010 may be carried forward indefinitely to offset income of the Funds in future years.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Funds depending on the composition of its underlying investments may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Funds report the amounts distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Funds report the amount distributed as a qualifying dividend.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year.  In view of each Fund’s investment policies, it is not clear as to what extent dividends from domestic corporations will be part of each Fund’s gross income and therefore, whether distributions by each Fund may be eligible for qualified dividend income treatment for individual shareholders, or for the dividends-received deduction for corporate shareholders.  The dividends-received deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt financed or are held for less than 46 days.  Dividends from a Fund and gains from the sale of Fund shares are subject to the federal 3.8% Medicare tax on net investment income applicable to taxpayers in the higher income brackets.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  Capital gains distributions are not eligible for qualified dividend income treatment or the dividends received deduction referred to in the previous paragraph.  There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy.  Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received or deemed to be received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined.

The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon redemption or sale of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period.  Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Funds are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Funds that such backup withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is timely provided.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

The Foreign Account Tax Compliance Act (“FATCA”).  A 30% withholding tax on each Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  Withholding under FATCA is required:  (i) with respect to certain distributions from each Fund beginning on July 1, 2014; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017.  If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction.  The Funds will not pay any additional amounts in respect to amounts withheld under FATCA.  You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

This discussion and the related discussion in the Prospectus have been prepared by Fund management.  The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders.  No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations.  Tax consequences are not the primary consideration in implementing the Funds’ investment objectives.  The Funds may make taxable distributions to shareholders even during periods during which the share price of a Fund has declined.  Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.  No rulings with respect to tax matters of the Funds will be sought form the Internal Revenue Service.  Paul Hastings has expressed no opinion in respect thereof.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

GENERAL INFORMATION

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds.  Each share represents an interest in the Funds proportionately equal to the interest of each other share.  Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares.  The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Funds offers two share classes – Class A shares and Institutional Class shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

FINANCIAL STATEMENTS

The annual report for the Merger Fund for the fiscal period ended December 31, 2013, is a separate document supplied with this SAI and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.  Financial statements are not available for the Event Fund because the Fund had not commenced operations prior to the date of this SAI.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information

APPENDIX A

Corporate Bond Ratings

Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.  Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system.  The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information
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Standard & Poor’s Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations.  This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major categories.

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APPENDIX B
Commercial Paper Ratings

Moody’s Investors Service, Inc.
Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group
A-1--This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

Table of Contents - Kellner Merger and Kellner Event Funds - Statement of Additional Information
B-1